UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                               FORM 8-K


                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   April 20, 2005
                                                   --------------

                           II-VI Incorporated
                           ------------------
         (Exact Name of Registrant as Specified in Its Charter)

                             Pennsylvania
                             ------------
            (State or Other Jurisdiction of Incorporation)

           0-16195                          25-1214948
           -------                          ----------
 (Commission File Number)        (IRS Employer Identification No.)


375 Saxonburg Boulevard, Saxonburg, Pennsylvania         16056
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(Address of Principal Executive Offices)              (Zip Code)

                            (724) 352-4455
                            --------------
         (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
                            --------------
     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 2.02  Results of Operations and Financial Condition
           ---------------------------------------------

     On April 20, 2005, II-VI Incorporated issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.


Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(c) The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and Instruction B.2 to this Form:

     99.1         Press Release






                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    II-VI INCORPORATED
                                    (Registrant)

Date:  April 20, 2005               By:     /s/ Carl J. Johnson
                                             Carl J. Johnson
                                               Chairman and
                                         Chief Executive Officer



Date:  April 20, 2005               By:    /s/ Craig A. Creaturo
                                            Craig A. Creaturo
                                          Chief Financial Officer
                                               and Treasurer






                             EXHIBIT INDEX


      Exhibit No.               Description
      -----------               -----------

      99.1                      Press Release